 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 31, 2014

Eastside Distilling, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54959	20-3937596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1805 SE Martin Luther King Jr Blvd.	97214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 926-7060

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On December 31, 2014, we completed an offering (the “Offering”) of 5,512,500 shares of our common stock, par value $0.001 per share (“Common Stock”) at a price of $0.40 per share for an aggregate purchase price of $2,205,000. The Offering was made to accredited investors and was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The Company intends to use the net proceeds from the Offering for the build-out of new facility, marketing expenditures, repayment of indebtedness and working capital and general corporate purposes.

We conducted the initial closing of the Offering on November 19, 2014, pursuant to which we sold 1,250,000 shares of Common Stock to three accredited investors for aggregate gross proceeds of $500,000. We conducted the final closing of the Offering on December 31, 2014, pursuant to which we sold 4,262,500 shares of Common Stock to fourteen accredited investors for aggregate gross proceeds of $1,705,000 comprised of cash proceeds of $1,616,475 and cancellation of $88,525 in indebtedness outstanding indebtedness.

Steven Earles, our president and chief executive officer, purchased 37,500 shares of Common Stock in the Offering for $15,000 in cash in the Offering.

We have agreed to file a registration statement with the Securities and Exchange Commission (“SEC”) no later than 45 days after the Final Closing Date and will use our commercially reasonable efforts to effect the registration of the resale of the Shares sold in this Offering, subject to SEC limitations. Any shares issued in this Offering that are not registered in the initial registration statement will be included in one or more additional registration statements if and when permitted by the SEC.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

See Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a description of the terms of the financing transaction that included the issuance of Common Stock.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

See Item 3.01 above.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements Exhibits

(c)	Exhibits.

10.1	Form of Subscription Agreement
10.2	Registration Right Agreement
99.1	Press Release dated January 5, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTSIDE DISTILLING, INC.

(Registrant)

Date: January 5, 2015	By:	/s/ Steven Earles
Steven Earles President and Chief Executive Officer